SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2012

VICTORY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564472
(State of Incorporation)	(Commission File Number)	(IRS Employer Number.)

3355 Bee Caves Road, Suite 608, Austin, TX		78746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512)-347-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Investor Presentation.

On May 3, 2012, Victory Energy Corporation participated in a webcast event associated with a Virtual Retail Investors conference. During the webcast and subsequent Q&A session that followed, CEO Kenneth Hill and CFO Mark Biggers, presented highlights of the Company’s turnaround efforts in 2011 and Q1 2012, and provided information regarding both financial and operating strategies for 2012. The presentation provided certain details associated with a new property acquisition in Glasscock County, which is referred to as the Lightnin’ oil and gas shale play.

Item 9.01 Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Investor Conference Call Presentation of Victory Energy Corporation, dated May 3, 2012.

99.2	Investor Conference Call Transcripts Victory Energy Corporation, dated May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICTORY ENERGY CORPORATION

Dated: May 24, 2012	By:	/s/ Kenneth Hill
President and
Chief Executive Officer